UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 3, 2017

ITRON, INC.

(Exact name of registrant as specified in its charter)

Washington	000-22418	91-1011792
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2111 N. Molter Road, Liberty Lake, WA 99019

(Address of principal executive offices including zip code)

(509) 924-9900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amended and Restated Commitment Letter.

In connection with the Agreement and Plan of Merger (the “Merger Agreement”), dated September 17, 2017, among Itron, Inc., a Washington corporation (“Itron”), Ivory Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Itron (“Acquisition Sub”), and Silver Spring Networks, Inc., a Delaware corporation (“Silver Spring”), Itron previously entered into a debt commitment letter (the “Original Commitment Letter”), dated as of September 17, 2017, with Wells Fargo Bank, National Association (“WF Bank”), WF Investment Holdings, LLC (“WF Investments”) and Wells Fargo Securities, LLC (“WF Securities”). On October 3, 2017, Itron entered into an amended and restated debt commitment letter (the “Commitment Letter”), with WF Bank, WF Investments, WF Securities, JPMorgan Chase Bank, N.A. (“JPMorgan”), ING Bank, N.V., Dublin Branch, BNP Paribas, Bank of the West and U.S. Bank National Association (collectively, the “Commitment Parties”), which amended and restated the Original Commitment Letter in its entirety.

Pursuant to the Commitment Letter, among other things, the Commitment Parties have committed to provide Itron with senior secured credit facilities in an aggregate principal amount of $1,102.5 million and an unsecured bridge loan facility in an aggregate principal amount of $350 million to refinance Itron’s existing credit facilities, if necessary, and to finance, in part, the acquisition of Silver Spring (the “Financing”). Under the Commitment Letter, each of WF Securities and JPMorgan will act as joint bookrunners and joint lead arrangers, each of WF Bank and WF Investments will act as administrative agents and JPMorgan will act as the syndication agent. The Commitment Parties’ commitment to provide the Financing is subject to certain conditions, including the consummation of the merger of Acquisition Sub with and into Silver Spring in accordance with the Merger Agreement; the negotiation and execution of definitive documentation consistent with the Commitment Letter; delivery of certain pro forma and other financial information; subject to certain limitations, the absence of a material adverse effect on Silver Spring; the accuracy of specified representations and warranties of Silver Spring in the Merger Agreement and specified representations and warranties of Itron to be set forth in the definitive loan documents; and other customary closing conditions.

The foregoing description of the Commitment Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Commitment Letter, a copy of which is being filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item  9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

10.1	Debt Commitment Letter, dated October 3, 2017, by and among Itron, Inc., Wells Fargo Bank, National Association, WF Investment Holdings, LLC, Wells Fargo Securities, LLC, JPMorgan Chase Bank N.A., ING Bank N.V., Dublin Branch, BNP Paribas, Bank of the West and U.S. Bank National Association.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Debt Commitment Letter, dated October 3, 2017, by and among Itron, Inc., Wells Fargo Bank, National Association, WF Investment Holdings, LLC, Wells Fargo Securities, LLC, JPMorgan Chase Bank N.A., ING Bank N.V., Dublin Branch, BNP Paribas, Bank of the West and U.S. Bank National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2017

ITRON, INC.

By:	/s/ Shannon Votava
Shannon Votava
Senior Vice President, General Counsel and Corporate Secretary